UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW GLOBAL HIGH YIELD FUND

FORM N-Q

JANUARY 31, 2014

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 91.7%
CONSUMER DISCRETIONARY - 21.3%
Auto Components - 1.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.000%	8/1/20	320,000		$330,000

Automobiles - 0.9%
Jaguar Land Rover Automotive PLC, Senior Bonds	5.000%	2/15/22	150,000	GBP	244,736	(a)

Diversified Consumer Services - 2.5%
Brakes Capital, Senior Secured Notes	7.125%	12/15/18	100,000	GBP	164,390	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	160,000	GBP	261,051	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	220,000		228,800	(a)

Total Diversified Consumer Services					654,241

Hotels, Restaurants & Leisure - 7.3%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	1,145,000	BRL	434,134	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	710,000		688,700
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	150,000		171,000
Gtech SpA, Bonds	8.250%	3/31/66	310,000	EUR	449,998	(a)(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	185,000		201,650	(a)

Total Hotels, Restaurants & Leisure					1,945,482

Media - 7.9%
Adria Bidco BV, Senior Secured Notes	7.875%	11/15/20	190,000	EUR	257,534	(a)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	400,000		449,000
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	365,000		373,212
DISH DBS Corp., Senior Notes	5.000%	3/15/23	800,000		750,000
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	190,000	EUR	276,113	(a)

Total Media					2,105,859

Specialty Retail - 1.4%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	160,000	EUR	209,275	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	170,000		164,900	(a)

Total Specialty Retail					374,175

TOTAL CONSUMER DISCRETIONARY					5,654,493

CONSUMER STAPLES - 6.7%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	550,000	BRL	222,211

Food & Staples Retailing - 1.6%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.750%	6/15/20	240,000	GBP	427,874	(a)

Food Products - 3.3%
Agrokor DD, Senior Notes	8.875%	2/1/20	260,000		279,526	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	540,000		585,225	(a)

Total Food Products					864,751

Tobacco - 1.0%
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	240,000		256,200

TOTAL CONSUMER STAPLES					1,771,036

ENERGY - 6.5%
Energy Equipment & Services - 0.6%
Hornbeck Offshore Services Inc., Senior Notes	5.000%	3/1/21	150,000		145,875

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - 5.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	405,000		$434,362
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	250,000		261,250
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	155,000		154,613
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	470,000		512,300
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	200,000		215,500	(a)

Total Oil, Gas & Consumable Fuels					1,578,025

TOTAL ENERGY					1,723,900

FINANCIALS - 15.6%
Capital Markets - 2.9%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	750,000		785,625	(a)

Commercial Banks - 0.8%
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	200,000		203,500	(a)(b)(c)

Consumer Finance - 2.6%
National Money Mart Co., Senior Notes	10.375%	12/15/16	240,000		237,000
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	420,000		449,400	(a)

Total Consumer Finance					686,400

Diversified Financial Services - 4.7%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	220,000	GBP	417,715	(a)
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	250,000		249,687	(a)
EDP Finance BV, Senior Notes	5.250%	1/14/21	200,000		203,750	(a)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	360,000		375,300	(a)

Total Diversified Financial Services					1,246,452

Insurance - 4.0%
Hastings Insurance Group Finance PLC, Senior Secured Notes	6.578%	10/21/19	320,000	GBP	527,363	(a)(b)
Towergate Finance PLC, Senior Secured Notes	6.020%	2/15/18	160,000	GBP	264,865	(a)(b)
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	150,000	GBP	260,763	(a)

Total Insurance					1,052,991

Real Estate Investment Trusts (REITs) - 0.6%
DuPont Fabros Technology LP, Senior Notes	5.875%	9/15/21	170,000		176,375

TOTAL FINANCIALS					4,151,343

HEALTH CARE - 4.4%
Health Care Providers & Services - 1.1%
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	210,000	EUR	297,977	(a)

Pharmaceuticals - 3.3%
Par Pharmaceutical Cos. Inc., Senior Notes	7.375%	10/15/20	580,000		611,900
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	100,000		104,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	145,000		150,075	(a)

Total Pharmaceuticals					866,225

TOTAL HEALTH CARE					1,164,202

INDUSTRIALS - 9.1%
Airlines - 1.0%
Air Canada, Senior Secured Notes	8.750%	4/1/20	250,000		270,000	(a)

Commercial Services & Supplies - 3.4%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	610,000		643,550	(a)
Univeg Holding BV, Senior Secured Bonds	7.875%	11/15/20	200,000	EUR	269,740	(a)

Total Commercial Services & Supplies					913,290

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Industrial Conglomerates - 0.8%
San Miguel Corp., Senior Notes	4.875%	4/26/23	250,000		$203,125	(a)

Trading Companies & Distributors - 0.7%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	200,000		202,500

Transportation - 3.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	200,000	CHF	233,563	(a)
CMA CGM SA, Senior Notes	8.750%	12/15/18	250,000	EUR	330,431	(a)
Hapag-Lloyd AG, Senior Notes	7.750%	10/1/18	200,000	EUR	279,340	(a)

Total Transportation					843,334

TOTAL INDUSTRIALS					2,432,249

INFORMATION TECHNOLOGY - 2.1%
Computers & Peripherals - 1.2%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	320,000		306,400	(a)

Electronic Equipment, Instruments & Components - 0.9%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	250,000		245,000	(a)

TOTAL INFORMATION TECHNOLOGY					551,400

MATERIALS - 6.0%
Chemicals - 4.0%
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	480,000		512,400
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	555,000		561,938

Total Chemicals					1,074,338

Containers & Packaging - 2.0%
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	500,000		517,500	(a)

TOTAL MATERIALS					1,591,838

TELECOMMUNICATION SERVICES - 13.8%
Diversified Telecommunication Services - 6.7%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	715,000		743,600	(a)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	350,000	EUR	566,454	(a)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	260,000		243,750
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	225,000		235,687	(a)

Total Diversified Telecommunication Services					1,789,491

Wireless Telecommunication Services - 7.1%
Altice Finco SA, Senior Notes	9.000%	6/15/23	320,000	EUR	470,211	(a)
Eircom Finance Ltd., Senior Secured Notes	9.250%	5/15/20	350,000	EUR	502,728	(a)
SBA Communications Corp., Senior Notes	5.625%	10/1/19	490,000		505,312
SoftBank Corp., Senior Notes	4.500%	4/15/20	400,000		393,500	(a)

Total Wireless Telecommunication Services					1,871,751

TOTAL TELECOMMUNICATION SERVICES					3,661,242

UTILITIES - 6.2%
Electric Utilities - 1.8%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	327,000	EUR	489,537	(a)

Gas Utilities - 1.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	335,000		357,613

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders - 3.1%
AES Corp., Senior Notes	7.375%	7/1/21	150,000	$166,125
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	650,000	646,750

Total Independent Power Producers & Energy Traders				812,875

TOTAL UTILITIES				1,660,025

TOTAL CORPORATE BONDS & NOTES (Cost - $23,924,341)				24,361,728

ASSET-BACKED SECURITIES - 0.9%
Morgan Stanley Capital Inc., 2005-WMC3 M4	1.088%	3/25/35	135,000	126,651	(b)
New Century Home Equity Loan Trust, 2005-A A4W	4.929%	8/25/35	116,958	114,959
Novastar Home Equity Loan, 2003-1 A1	0.918%	5/25/33	161	148	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $241,030)				241,758

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.0%
COMM Mortgage Trust, 2013-CR9 D	4.261%	7/10/45	190,000	163,854	(a)(b)
Global Mortgage Securitization Ltd., 2005-A A2	0.428%	4/25/32	137,315	131,757	(b)
LB-UBS Commercial Mortgage Trust, 2005-C7 F	5.350%	11/15/40	210,000	200,115	(b)
ML-CFC Commercial Mortgage Trust, 2007-8 AMA	5.894%	8/12/49	115,000	117,638	(b)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	52,914	49,879
Residential Asset Mortgage Products Inc., 2005-RS6 M3	0.688%	6/25/35	150,000	131,563	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $790,485)				794,806

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $24,955,856)				25,398,292

SHORT-TERM INVESTMENTS - 0.8%
State Street Institutional Liquid Reserves Fund (Cost - $201,300)	0.060%		201,300	201,300

TOTAL INVESTMENTS - 96.4% (Cost - $25,157,156#)				25,599,592
Other Assets in Excess of Liabilities - 3.6%				957,628

TOTAL NET ASSETS - 100.0%				$26,557,220

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

Summary of Investments by Country **

United States	51.6%
United Kingdom	11.9
Luxembourg	5.9
Italy	3.6
Poland	3.3
Jamaica	2.9
Brazil	2.3
France	2.1
Netherlands	2.1
Argentina	1.7
Japan	1.5
South Africa	1.5
Croatia	1.1
Germany	1.1
Canada	1.0
Singapore	1.0
Belgium	0.9
United Arab Emirates	0.8
Portugal	0.8
Philippines	0.8
Ireland	0.8
Cayman Islands	0.5
Short - Term Investments	0.8

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global High Yield Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$24,361,728	—	$24,361,728
Asset-backed securities	—	241,758	—	241,758
Collateralized mortgage obligations	—	794,806	—	794,806

Total long-term investments	—	$25,398,292	—	$25,398,292

Short-term investments†	$201,300	—	—	201,300

Total investments	$201,300	$25,398,292	—	$25,599,592

Other financial instruments:
Forward foreign currency contracts	—	45,864	—	45,864

Total	$201,300	$25,444,156	—	$25,645,456

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$42,784	—	—	$42,784
Forward foreign currency contracts	—	$18,076	—	18,076
Centrally cleared credit default swaps on credit indices - sell protection	—	34,193	—	34,193

Total	$42,784	$52,269	—	$95,053

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended January 31, 2014, the total notional value of all credit default swaps to sell protection is $2,570,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that

Notes to Schedule of Investments (unaudited) (continued)

particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $18,076. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $240,000, which could be used to reduce the required payment.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$846,993
Gross unrealized depreciation	(404,557)

Net unrealized appreciation	$442,436

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	8	3/14	$1,509,623	$1,552,407	$(42,784)

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	HSBC Bank USA, N.A.	140,000	$57,982	2/6/14	$(1,390)
Mexican Peso	JPMorgan Chase & Co.	2,950,000	220,559	2/6/14	(4,921)
Euro	Citibank, N.A.	265,000	357,406	2/7/14	(4,766)
Euro	JPMorgan Chase & Co.	125,000	168,588	2/7/14	(1,388)
Euro	JPMorgan Chase & Co.	195,000	262,997	2/7/14	(3,500)
Euro	UBS AG	145,000	195,562	2/7/14	(914)
British Pound	Barclays Bank PLC	170,000	279,388	3/12/14	(601)
British Pound	Barclays Bank PLC	135,000	221,867	3/12/14	12

					(17,468)

Contracts to Sell:
Brazilian Real	HSBC Bank USA, N.A.	690,000	285,771	2/6/14	15,145
Brazilian Real	HSBC Bank USA, N.A.	310,000	128,390	2/6/14	5,231
Brazilian Real	HSBC Bank USA, N.A.	295,000	122,177	2/6/14	3,488
Brazilian Real	HSBC Bank USA, N.A.	305,000	126,319	2/6/14	1,617
Brazilian Real	HSBC Bank USA, N.A.	110,000	45,558	2/6/14	901
Mexican Peso	UBS AG	2,950,000	220,559	2/6/14	2,885
Euro	Barclays Bank PLC	10,500	14,161	2/7/14	182
Euro	Barclays Bank PLC	100,000	134,870	2/7/14	916
Euro	Citibank, N.A.	590,000	795,733	2/7/14	873
Euro	Citibank, N.A.	135,000	182,075	2/7/14	980
Euro	Citibank, N.A.	255,000	343,919	2/7/14	909
Euro	UBS AG	830,000	1,119,421	2/7/14	8,354
British Pound	Barclays Bank PLC	1,056,000	1,735,492	3/12/14	467
British Pound	Barclays Bank PLC	165,000	271,171	3/12/14	(596)
British Pound	Barclays Bank PLC	150,000	246,519	3/12/14	1,968
Swiss Franc	UBS AG	175,000	193,152	4/25/14	1,936

					45,256

Net unrealized gain on open forward foreign currency contracts					$27,788

At January 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Global Markets (Markit ITRX.EUR.XOVER Index)	$1,300,000	12/20/18	5.000% quarterly	$138,730	$168,749	$(30,019)
Citigroup Global Markets (Markit CDX.NA.HY.21 Index)	1,270,000	12/20/18	5.000% quarterly	83,139	87,313	(4,174)

Total	$2,570,000			$221,869	$256,062	$(34,193)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(42,784)	—	—	—	$(42,784)
Foreign Exchange Risk	—	$45,864	$(18,076)	—	27,788
Credit Risk	—	—	—	$(34,193)	(34,193)

Total	$(42,784)	$45,864	$(18,076)	$(34,193)	$(49,189)

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,899,308
Forward foreign currency contracts (to buy)	3,234,608
Forward foreign currency contracts (to sell)	7,603,977

Average Notional Balance
Credit default swap contracts (to sell protection)	$1,602,500

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014